Trenwick Group Ltd.
                                                                    Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited            Case No.          03-12637(MFW)
       ---------------------------                              ----------------
                                              Reporting Period: August 2004
                                                                ----------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

----------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                            Form No.       Attached       Attached
----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1          N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1          N/A
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             N/A
Statement of Operations                                                       MOR-2          Yes
Balance Sheet                                                                 MOR-3          Yes
Status of Postpetition Taxes                                                  MOR-4          N/A
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                          MOR-4          None
     Listing of aged accounts payable                                                        N/A
Accounts Receivable Reconciliation and Aging                                  MOR-5          None
Debtor Questionnaire                                                          MOR-5          N/A
----------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                     September 20, 2004
--------------------------------------                -----------------------
Signature of Debtor                                   Date

/s/ Alan L. Hunte                                     September 20, 2004
--------------------------------------                -----------------------
Signature of Joint Debtor                             Date

/s/ Alan L. Hunte                                     September 20, 2004
--------------------------------------                -----------------------
Signature of Authorized Individual*                   Date

Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3

    LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
----------------------------------                                --------------
              Debtor                            Reporting Period: August 2004
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------------------------------------------
                                                                     Month Ended                 Cumulative
REVENUES                                                             August 2004                 Filing to Date
------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                    $              --            $              --
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Net Revenue                                                       $              --            $              --
------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                              --                           --
------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                   --                           --
------------------------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                                --                           --
------------------------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                             --                           --
------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                           --                           --
------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                               --                           --
------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                     --                           --
------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
Advertising                                                                      --                           --
------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                           --                           --
------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                        --                           --
------------------------------------------------------------------------------------------------------------------
Contributions                                                                    --                           --
------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                       --                           --
------------------------------------------------------------------------------------------------------------------
Insider compensation*                                                            --                           --
------------------------------------------------------------------------------------------------------------------
Insurance                                                                        --                           --
------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                          --                           --
------------------------------------------------------------------------------------------------------------------
Office Expense                                                                   --                           --
------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                   --                           --
------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                          --                           --
------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                           --                           --
------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                        --                           --
------------------------------------------------------------------------------------------------------------------
Supplies                                                                         --                           --
------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                    --                           --
------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                --                           --
------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                      --                           --
------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                         --                           --
------------------------------------------------------------------------------------------------------------------
Utilities                                                                        --                           --
------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                          --                           --
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                     --                           --
------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                              --                           --
------------------------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                                  --                           --
------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                              659,337                   (6,034,407)
------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                 --
------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                  --                           --
------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                               659,337                   (6,034,407)
------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                --                           --
------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                      --                           --
------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                              --
------------------------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                                       --                           --
------------------------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                                --                           --
------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                  --                           --
------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                    --                           --
------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                     --                           --
------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                 $         659,337            $      (6,034,407)
------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3


                  STATEMENT OF OPERATIONS - continuation sheet

-----------------------------------------------------------------------------------------------------------
                                                                 Month Ended               Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                    August 2004             Filing to Date
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Other Costs
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Operational Expenses
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Other Income
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                                           659,337               (6,034,407)
-----------------------------------------------------------------------------------------------------------
Total Other Income (Loss)                                     $         659,337        $      (6,034,407)
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Expenses
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                             --                       --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Other Reorganization Expenses
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                             --                       --
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3

  LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
--------------------------------                               -----------------
             Debtor                           Reporting Period: August 2004
                                                               -----------------

                                  BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     BOOK VALUE AT END OF           BOOK VALUE ON
                               ASSETS                                              CURRENT REPORTING MONTH          PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                                    --                          --
------------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                        --
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                            --                          --
------------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                     --                          --
------------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                          --                          --
------------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                                     --                          --
------------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                               --                          --
------------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                               --                          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                  $              --           $              --
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                       --                          --
------------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                              --                          --
------------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                             --                          --
------------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                               --                          --
------------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                             --                          --
------------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                        --                          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                            $              --           $              --
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                                   --                          --
------------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                               33,981,640                  49,900,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                    $      33,981,640           $      49,900,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          $      33,981,640           $      49,900,000
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                        CURRENT REPORTING MONTH         PETITION DATE
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                     --                          --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                                  --                          --
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                        --                          --
------------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                        --                          --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                     --                          --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                            --                          --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                    --                          --
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                             --                          --
------------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                                     --                          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                        $              --           $              --
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                         --                          --
------------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                        --                          --
------------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                                       --                   5,804,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                        $              --           $       5,804,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     $              --                   5,804,000
------------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                95,432,000                  95,432,000
------------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                                  307,914,000                 307,914,000
------------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                            --                          --
------------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                               --                          --
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                           (358,939,000)               (358,939,000)
------------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                            (6,034,407)                         --
------------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                                (4,390,953)                   (311,000)
------------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                                --                          --
------------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                      $      33,981,640           $      44,096,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                  $      33,981,640           $      49,900,000
====================================================================================================================================

                                                                      FORM MOR-3
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.3

  LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
--------------------------------                               -----------------
             Debtor                           Reporting Period: August 2004
                                                               -----------------

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------------------
                                                        BOOK VALUE AT END OF               BOOK VALUE ON
                       ASSETS                         CURRENT REPORTING MONTH              PETITION DATE
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------
Investment in Unconsolidated Subsidiaries                       33,981,640                     49,900,000
-----------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                       $      33,981,640              $      49,900,000
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-----------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                           (10,194,953)                      (311,000)
-----------------------------------------------------------------------------------------------------------
Reverse preferred share dividend payable                         5,804,000                             --
-----------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                        $      (4,390,953)             $        (311,000)
-----------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3
                                                                          (9/99)